SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 28, 2015

EVENT CARDIO GROUP INC.
(Exact name of registrant as specified in its charter)
Nevada	0-52518	20-8051714
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2798 Thamesgate Dr. Mississauga, Ontario, Canada	L4T 4E8

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17   CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 28, 2015, Event Cardio Group Inc. (the “Company”) entered into a subscription agreement for the sale of 250,000 shares of its common stock and warrants to purchase an additional 250,000 shares of common stock for an initial exercise price of $0.20 to Louis Sitaras for a purchase price of $25,000. The warrants have an expiration date of January 31, 2016. See Item 3.02 below for additional information concerning the transaction, which information is incorporated herein by reference. The subscription agreement with Mr. Sitraras is filed as Exhibit 10.1 to this report.

On January 29, 2015, the Company entered into a subscription agreement for the sale of 800,000 shares of its common to Louis P. Solferino for a purchase price of $72,000, or $0.09 per share. See Item 3.02 below for additional information concerning the transaction, which information is incorporated herein by reference. The subscription agreement with Mr. Solferino is filed as Exhibit 10.2 to this report.

Item 3.02 Sale of Unregistered Securities.

On January 30, 2015 the Company issued and sold 250,000 shares of its common stock and warrants to purchase an additional 250,000 shares of common stock for an initial exercise price of $0.20 to Louis Sitaras for a purchase price of $25,000 pursuant to a subscription agreement with Mr. Sitraras. The warrants have an expiration date of January 31, 2016. Mr. Sitaras represented that he is an accredited investor within the meaning of Rule 501 of Regulation D. The issuance and sale of the shares and warrants to Mr. Sitraras was exempt from the registration requirements of the Securities Act under Rule 506 of Regulation D of the Securities Act. The certificates evidencing the shares and warrants issued to Mr. Sitraras were endorsed with restrictive legends. No broker-dealer or other person received a commission in connection with the sale.

On February 2, 2015 the Company issued and sold 800,000 shares of its common to Louis P. Solferino for a purchase price of $72,000, or $0.09 per share pursuant to a Subscription Agreement with Mr. Solferino. Mr. Solferino represented that he is an accredited investor within the meaning of Rule 501 of Regulation D. The issuance and sale of the shares to Mr. Solferino was exempt from the registration requirements of the Securities Act under Rule 506 of Regulation D of the Securities Act. The certificate evidencing the shares issued to Mr. Solferino was endorsed with restrictive legend. No broker-dealer or other person received a commission in connection with the sale.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Subscription Agreement with Louis Sitraras.
10.2	Subscription Agreement with Louis P. Solferino.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVENT CARDIO GROUP INC.

Dated: February 2, 2015	By:	/s/ John Bentivoglio
John Bentivoglio
Chief Executive Officer